Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

The Company is subject to taxation in the United States and various states jurisdictions. Tax years since inception remain open to examination by the major taxing jurisdictions. The Company’s consolidated pretax loss for the years ended December 31, 2022 and 2021 were generated by domestic as follows (in thousands). There are no consolidated pretax losses generated by foreign operations for the periods indicated.

	2022	2021
United States	$(76,654)	$(205,175)
Total	$(76,654)	$(205,175)

The income tax provision for the years ended December 31, 2022 and 2021 consisted of the following (in thousands):

	2022	2021
United States	$—	$—
State	(44)	(17)
Total current tax provision	(44)	(17)
Total deferred tax provision	—	—
Total	$(44)	$(17)

The reconciliation between the Company’s effective tax rate on loss before income tax and the statutory tax rate for the years ended December 31, 2022 and 2021 was as follows:

	2022	2021
Statutory rate	21.00%	21.00%
State income tax, net of federal benefit	2.12%	1.17%
Nondeductible expenses	(0.41)%	(0.48)%
Equity-based expenses	(1.82)%	(0.70)%
Change in fair value of purchase rights	22.60%	—%
Change in fair value of financial instruments	(20.00)%	(3.44)%
Return to provision	(0.47)%	(0.30)%
Tax credits	1.41%	0.68%
Uncertain tax positions	(0.39)%	(0.50)%
Change in valuation allowance	(24.11)%	(17.43)%
Effective tax rate	(0.07)%	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s net deferred tax assets arising from its taxable subsidiaries consisted of the following components as of December 31, 2022 and 2021 (in thousands):

	2022	2021
Deferred tax assets:
Net loss carryforwards	$126,056	$112,891
Fixed assets and intangibles	338	423
Research and development capitalization	4,951	—
Research and development credits	6,136	5,233
Stock-based compensation	3,367	3,513
Other	2,247	2,726
Total deferred tax assets	143,095	124,786
Deferred tax liabilities
Lease assets	(1,011)	(1,218)
Fixed assets	(113)	(101)
Other	(29)	—
Less: valuation allowance	(141,942)	(123,467)
Net deferred tax assets	$—	$—

In assessing the ability to realize deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will be realized. Generally, the ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based on historical performance and future expectations, management has determined a valuation allowance is needed in respect to its ending deferred tax assets.

As of December 31, 2022, the Company had net operating loss (NOL) carryforwards for federal income tax purposes of approximately $548.9 million, which will begin to expire in 2029 if not utilized. As of December 31, 2022, the Company had NOL carryforwards in various states of approximately $212.8 million. The state carryforwards have varying expiration dates beginning in 2029.

As of December 31, 2022, the Company had federal and state research and development (R&D) tax credit carryforwards of approximately $6.2 million and $2.5 million, respectively. As of December 31, 2021, the Company had federal and state R&D tax credit carryforwards of approximately $5.1 million and $2.3 million, respectively. The federal R&D tax credits begin to expire in 2031, unless utilized, and the state credits do not expire.

For the tax years beginning on or after January 1, 2022, the Tax Cuts and Jobs Act of 2017 (“TCJA”) eliminates the option to currently deduct research and development expenses and requires taxpayers to capitalize and amortize them over five years for research activities performed in the United States and 15 years for research activities performed outside the United States pursuant to IRC Section 174. Although Congress is considering legislation that would repeal or defer this capitalization and amortization requirement, it is not certain that this provision will be repealed or otherwise modified. If the requirement is not repealed or replaced, it will decrease our tax deduction for research and development expense in future years.

The following table summarized the activity related to the Company’s gross unrecognized tax benefits as of December 31, 2022 and 2021 (in thousands):

	2022	2021
Balance at the beginning of the year	$2,679	$1,465
Adjustments related to prior year tax positions	5	813
Increases related to current year tax positions	304	401
Decreases due to statute of limitation expiration	—	—
Balance at end of year	$2,988	$2,679

The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits, and uncertain income tax positions must meet a more likely than not recognition threshold to be recognized. The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the consolidated statements of operations. There were no accrued interest and penalties associated with unrecognized tax benefits as of December 31, 2022. The Company does not anticipate a significant change in its uncertain tax benefits over the next 12 months.

Management believes it is more likely than not that all significant tax positions taken to date would be sustained by the relevant taxing authorities. Furthermore, the Company has not recognized any tax benefits to date because the Company has established a full valuation allowance for its deferred tax assets due to uncertainties as to their ultimate realization.

Pursuant to Internal Revenue Code (IRC) sections 382 and 383, use of the Company’s NOLs and R&D credit carryforwards may be limited if a cumulative change in ownership of more than 50.0% (by value) occurs within a rolling three-year period. The Company completed a formal Section 382 analysis through the period ending December 31, 2019, and determined they experienced ownership changes in 2010 and 2018. Accordingly, the Company has reduced its deferred tax asset for NOLs and R&D tax credits by the estimated impact of IRC sections 382 and 383 as of December 31, 2019. The Company has not completed a formal Section 382 analysis after the period ending December 31, 2019. Any future ownership changes could further impact the utilization of the NOLs and R&D tax credits, however given the full valuation allowance this would not result in an impact to the Company’s tax expense.